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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of report (Date of earliest event reported): FEBRUARY 14, 2001


                     IMPERIAL PETROLEUM RECOVERY CORPORATION
               (Exact Name of Registrant as Specified in Charter)



                NEVADA                               0-21169                    76-0529110
   (State or Other Jurisdiction of           (Commission File Number)        (I.R.S. Employer
            Incorporation)                                                  Identification No.)

             1970 SOUTH STARPOINT DRIVE
                   HOUSTON, TEXAS                                    77032
      (Address of Principal Executive Offices)                     (Zip Code)

       Registrant's telephone number, including area code: (281) 281-1110

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ITEM 5.  OTHER EVENTS.

         The purpose of this filing is to file the text of Exhibit 10.1, which was listed but not filed as an exhibit to the Annual Report on Form 10-KSB of the registrant filed on February 14, 2000.



ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.


          (A) Financial statements of business acquired.

              Not applicable.

          (B) Pro forma financial information.

              Not applicable.

          (C) Exhibits.

    Exhibit No.      Description
    -----------      -----------
       10.1          Marketing Agreement, dated October 6, 1999, between Mobil
                     Technology Company and the Company*


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* Portions omitted pursuant to request for confidential treatment filed with the
Commission.



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                          IMPERIAL PETROLEUM RECOVERY
                                          CORPORATION



                                          By:    /s/  William W. Chalmers, Jr.
                                              --------------------------------
Date:  February 26, 2001                      Name: William W. Chalmers, Jr.
                                              Title:  President



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                                  EXHIBIT INDEX

    Exhibit No.      Description
    -----------      -----------
       10.1          Marketing Agreement, dated October 6, 1999, between Mobil
                     Technology Company and the Company*


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* Portions omitted pursuant to request for confidential treatment filed with the
Commission.